UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       August 31, 2010

                              VITAL PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-127915               98-0464272
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification No.)

             245 Drumlin Circle, Concord, Ontario, Canada        L4K 3E4
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01       Entry Into a Material Definitive Agreement

On April 30, 2009, we issued a Convertible Secured Promissory Note (the "Note") to The Cellular Connection, Ltd. The Note had an issue amount of $50,000, a face amount of $60,000, a maturity date of April 30, 2010 and bore interest at 20% per year. The Note was convertible by the Cellular Connection, Ltd. into our common stock at any time prior to the maturity date, and any outstanding portion automatically converted into our common stock on the maturity date. The conversion rate of the Note was set at 75% of the average of the lowest closing bid price during the fifteen trading days immediately preceding the date of conversion.

On May 31, 2010, we entered into a Side Letter Agreement ("Side Letter Agreement #1") with The Cellular Connection, Ltd. Pursuant to the Side Letter Agreement #1, we agreed to amend the Note, whereby we changed the face amount of the Note to U.S. $72,000 which aggregated principal and accumulated interest through April 30, 2010 and changed the conversion rate of the Note to $0.0001. Additionally, we extended the maturity date of the Note to April 30, 2011.

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On August 31, 2010, we entered into a second Side Letter Agreement ("Side
Letter Agreement #2") with The Cellular Connection, Ltd. Pursuant to Side Letter Agreement #2, we agreed to amend the Note issued by us on April 30, 2009, as amended. Side Letter Agreement #2 changed the face amount of the Note to U.S. $29,545.52 which aggregated principal and accumulated interest through August 30, 2010. Side Letter Agreement #2 also reset the conversion rate of the Note to $0.0001.

The foregoing description of the Note, Side Letter Agreement #1 and Side Letter Agreement #2 is qualified in its entirety by reference to the full text of the agreements which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law. We undertake no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Item 9.01       Financial Statements and Exhibits

10.1 Secured Promissory Note between the Company and The Cellular
     Connection Ltd. dated April 30, 2009 (included as exhibit 10.7 to the Form 10-Q filed June 19, 2009 and incorporated herein by reference).

10.2 Side Letter Agreement amending the Secured Promissory Note between the Company and The Cellular Connection, dated May 31, 2010 (included as exhibit 10.1 to the Form 8-K filed June 2, 2010 and incorporated herein by reference).

10.3 Side Letter Agreement amending the Secured Promissory Note between the Company and The Cellular Connection dated August 31, 2010 (included herein).


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Vital Products, Inc.
                                                --------------------
                                                       (Registrant)
Date:  September 7, 2010

                                                /s/Michael Levine
                                                --------------------
                                                       (Signature)
                                                Name: Michael Levine
                                                Title: Chief Executive Officer
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